SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 7
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 7 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of June 12, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to remove AIM V.I. Blue Chip Fund; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
---------                                 -------------------------
AIM V.I. Basic Balanced Fund                   Series I shares
                                               Series II shares
AIM V.I. Basic Value Fund                      Series I shares
                                               Series II shares
AIM V.I. Capital Appreciation Fund             Series I shares
                                               Series II shares
AIM V.I. Capital Development Fund              Series I shares
                                               Series II shares
AIM V.I. Core Equity Fund                      Series I shares
                                               Series II shares
AIM V.I. Demographic Trends Fund               Series I shares
                                               Series II shares
AIM V.I. Diversified Dividend Fund             Series I shares
                                               Series II shares
AIM V.I. Diversified Income Fund               Series I shares
                                               Series II shares
AIM V.I. Dynamics Fund                         Series I shares
                                               Series II shares

AIM V.I. Financial Services Fund               Series I shares
                                               Series II shares
AIM V.I. Global Equity Fund                    Series I shares
                                               Series II shares
AIM V.I. Global Health Care Fund               Series I shares
                                               Series II shares
AIM V.I. Global Real Estate Fund               Series I shares
                                               Series II shares
AIM V.I. Government Securities Fund            Series I shares
                                               Series II shares
AIM V.I. High Yield Fund                       Series I shares
                                               Series II shares
AIM V.I. International Core Equity Fund        Series I shares
                                               Series II shares
AIM V.I. International Growth Fund             Series I shares
                                               Series II shares
AIM V.I. Large Cap Growth Fund                 Series I shares
                                               Series II shares
AIM V.I. Leisure Fund                          Series I shares
                                               Series II shares
AIM V.I. Mid Cap Core Equity Fund              Series I shares
                                               Series II shares
AIM V.I. Money Market Fund                     Series I shares
                                               Series II shares
AIM V.I. Small Cap Equity Fund                 Series I shares
                                               Series II shares
AIM V.I. Small Cap Growth Fund                 Series I shares
                                               Series II shares
AIM V.I. Technology Fund                       Series I shares
                                               Series II shares
AIM V.I. Utilities Fund                        Series I shares
                                               Series II shares"

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.


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

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 12, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: Vice Chairman and President


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